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                                                                    EXHIBIT 99.1


    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of ANC Rental Corporation (the "Company") on Form 10-K for the year ending December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William N. Plamondon, III, Chief Executive Officer of the Company, certify, pursuant to 18 U.C. ss.1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

    1)   The Report fully complies with the requirements of Section 13 (a) or 15
         (d) of the Securities Exchange Act of 1934 (except for the inclusion of audited financial statements (as opposed to unaudited) as of and for each of the two years ended December 31, 2001 as required by Regulation S-X); and

    2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

                                             /s/ WILLIAM N. PLAMONDON, III
                                             ----------------------------------
                                             William N. Plamondon, III
                                             Chief Executive Officer
                                             May 21, 2003